Vanguard® U.S. Stock Index Funds
SUPPLEMENT TO THE PROSPECTUS

New Target Index for Vanguard Extended Market Index Fund

The board of trustees of Vanguard Extended Market Index Fund has approved the adoption of the Standard & Poor’s (S&P) Completion Index as the new target index for the Fund. The board believes that the new index uses a construction methodology that is superior to the methodology used by the current index.
    The Fund is expected to adopt the S&P Completion Index as its benchmark sometime between May 31 and December 31, 2005. The index change will occur in two phases. In the first phase, the Fund will cease tracking its current target index and begin temporarily tracking a customized interim version of the S&P Completion Index. In the second phase, the Fund will cease tracking the interim index and begin tracking the S&P Completion Index. The two-phased approach is intended to enable the Fund’s advisor to make necessary adjustments to portfolio holdings, particularly with respect to the disposition of illiquid securities, in a manner that has the least impact on Fund shareholders. Investors will not be told precisely when the index changes and portfolio transitions will begin and end, in order to protect the Fund from harmful “front running” by sophisticated traders.
    The new index, like the current one, measures the performance of small- and mid-capitalization stocks, so the investment objective and risks described in the Fund’s current prospectuses will not change. That said, the new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of the current index over any period of time.
    The adjustments to the Fund’s portfolio holdings will temporarily increase the Fund’s transaction costs and turnover rate. The transitions also may cause the Fund to realize taxable capital gains, although the board expects that gains realized, if any, will be small, and are likely to be offset by carryforward tax losses.
    Additional information about the new index is available on Vanguard.com®.

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